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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 21, 2004


                      NEW CENTURY MORTGAGE SECURITIES, INC.

                  (as depositor under an Indenture, dated as of
                      April 21, 2004, providing for, inter
                    alia, the issuance of Asset Backed Notes,
                                 Series 2004-1)


                      New Century Mortgage Securities, Inc.
                      -------------------------------------

             (Exact name of registrant as specified in its charter)
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           Delaware                    333-110474               33-0852169
 ---------------------------           ----------           -------------------
(State or Other Jurisdiction          (Commission            (I.R.S. Employer
of Incorporation)                     File Number)        Identification Number)

18400 Von Karman, Suite 1000
Irvine, California                                      92612
---------------------------------------                 -----
(Address of Principal Executive Offices)              (Zip Code)


Registrant's telephone number, including area code:  (949) 863-7243
                                                     --------------

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                                       -2-


Item 2.  ACQUISITION OR DISPOSITION OF ASSETS.
         ------------------------------------

         For a description of the Notes and the Mortgage Pool, refer to the Indenture.


Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
         ------------------------------------------------------------------

         (a) Not applicable

         (b) Not applicable

         (c) Exhibits:



                     EXHIBIT NO.            DESCRIPTION
                     -----------            -----------
                     3.1                    Amended and Restated Trust
                                            Agreement, dated as of April 21,
                                            2004, among New Century Mortgage
                                            Securities, Inc., as Depositor,
                                            Wilmington Trust Company, as Owner
                                            Trustee and Deutsche Bank National
                                            Trust Company, as Certificate
                                            Registrar and Certificate Paying
                                            Agent, Asset Backed Notes, Series
                                            2004-1.


                     EXHIBIT NO.            DESCRIPTION
                     4.1                    Indenture dated as of April 21,
                                            2004, between New Century Home
                                            Equity Loan Trust 2004-1, as
                                            Issuer and Deutsche Bank National
                                            Trust Company, as Indenture
                                            Trustee, Asset Backed Notes,
                                            Series 2004-1.

                     EXHIBIT NO.            DESCRIPTION
                     99.1                   Servicing Agreement, dated as of
                                            April 21, 2004, among New Century
                                            Mortgage Corporation, as Master
                                            Servicer, New Century Home Equity
                                            Loan Trust 2004-1, as Issuer and
                                            Deutsche Bank National Trust
                                            Company, as Indenture Trustee,
                                            Asset Backed Notes, Series 2004-1.

                     99.2                   Mortgage Loan Sale and
                                            Contribution Agreement, dated as of
                                            April 21, 2004, among New Century
                                            Mortgage Securities, Inc., as
                                            Purchaser, NC Residual II
                                            Corporation, as Seller and NC
                                            Capital Corporation as Responsible
                                            Party.



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                                   SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 20, 2004

                                      NEW CENTURY MORTGAGE SECURITIES INC.

                                      By: /s/ Kevin Cloyd
                                          ----------------------------------
                                      Name:   Kevin Cloyd
                                      Title:  Executive Vice President






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                                  EXHIBIT INDEX


                              Item 601(a) of                Sequentially
Exhibit                       Regulation S-K                Numbered
Number                        Exhibit No.                   Description                  Page
------                        -----------                   -----------                  ----


3.1 Amended and Restated Trust Agreement, dated as of April 21, 2004, among New Century Mortgage Securities, Inc., as Depositor, Wilmington Trust Company, as Owner Trustee and Deutsche Bank National Trust Company, as Certificate Registrar and Certificate Paying Agent, Asset Backed Notes, Series 2004-1.

4.1 Indenture dated as of April 21, 2004, between New Century Home Equity Loan Trust 2004-1, as Issuer and Deutsche Bank National Trust Company, as Indenture Trustee, Asset Backed Notes, Series 2004-1.

99.1 Servicing Agreement, dated as of April 21, 2004, among New Century Mortgage Corporation, as Master Servicer, New Century Home Equity Loan Trust 2004-1, as Issuer and Deutsche Bank National Trust Company, as Indenture Trustee, Asset Backed Notes, Series 2004-1.

99.2 Mortgage Loan Sale and Contribution Agreement, dated as of April 21, 2004, among New Century Mortgage Securities, Inc., as Purchaser, NC Residual II Corporation, as Seller and NC Capital Corporation as Responsible Party.


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